UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 26, 2015

WINDSTREAM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-54360	98-0178621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

819 Buckeye Street, North Vernon, Indiana 47265

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 953-1481

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Effective October 26, 2015, WindStream Technologies, Inc. (the “Company”) issued 32,500,000 shares of common stock to an accredited investor upon conversion of $5,200 in principal of an outstanding senior secured convertible debenture at a conversion price of $0.00016 per share.

Effective October 26, 2015, the Company issued 43,557,083 shares of common stock to an accredited investor upon conversion of $5,226.85 in principal and accrued interest of an outstanding convertible debenture at a conversion price of $0.00012 per share.

Effective October 26, 2015, the Company issued 33,905,970 shares of common stock to an accredited investor upon conversion of $3,729.66 in principal of an outstanding convertible debenture at a conversion price of $0.00011 per share.

Effective October 26, 2015, the Company issued 46,000,000 shares of common stock to an accredited investor upon conversion of $5,520 in principal of an outstanding convertible debenture at a conversion price of $0.00012 per share.

Effective October 28, 2015, the Company issued 46,000,000 shares of common stock to an accredited investor upon conversion of $4,600 in principal of an outstanding senior secured convertible debenture at a conversion price of $0.0001 per share.

Effective October 28, 2015, the Company issued 43,785,333 shares of common stock to an accredited investor upon conversion of $2,627.12 in principal and accrued interest of an outstanding convertible debenture at a conversion price of $0.00006 per share.

Effective October 28, 2015, the Company issued 43,575,333 shares of common stock to an accredited investor upon conversion of $2,614.52 in principal and accrued interest of an outstanding convertible debenture at a conversion price of $0.00006 per share.

Effective October 29, 2015, the Company issued 56,929,580 shares of common stock to an accredited investor upon conversion of $3,131.13 in principal of an outstanding convertible debenture at a conversion price of $0.000055 per share.

Effective October 29, 2015, the Company issued 43,584,500 shares of common stock to an accredited investor upon conversion of $2,615.07 in principal and accrued interest of an outstanding convertible debenture at a conversion price of $0.00006 per share.

The above issuances were made in reliance on an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Effective October 29, 2015, after the issuances described above, the Company had 1,276,087,790 shares of common stock issued and outstanding.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDSTREAM TECHNOLOGIES, INC.

Date: October 30, 2015	By:	/s/ WILLIAM K. THORPE
William K. Thorpe
Chief Financial Officer

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